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                                                                    Exhibit 10.5

                           NEGOTIABLE PROMISSORY NOTE

$250,000.00                                                        June 16, 2006
Plus Interest

          FOR VALUE RECEIVED, IVIVI TECHNOLOGIES, INC., a New Jersey corporation (the "Maker"), hereby unconditionally promises to pay to AJAX CAPITAL LLC, a New York limited liability company ("Ajax"), at 44 Laight Street, Suite 1A, New York, New York 10013 or such other place as Ajax (Ajax and each subsequent holder hereof is hereinafter referred to as a "Holder") or a Holder may from time to time designate in writing, the sum of Two Hundred Fifty Thousand Dollars ($250,000.00) in lawful money of the United States of America, together with interest thereon at a rate set forth in Section 1 below commencing on the date of this Promissory Note (the "Note") and payable together with the outstanding principal amount in accordance with the provisions of this Note.

     1. INTEREST. (a) Interest on the unpaid principal balance hereof shall accrue at a rate equal to eight percent (8%) per annum until all obligations hereunder shall have been paid and satisfied in full and shall be payable together with the principal amount then outstanding on the Maturity Date (as defined below). The interest payment for the period between the date hereof and the Maturity Date shall be pro rated based upon the actual number of days elapsed, assuming a 365 day year.

               (b) In the event the principal balance hereof and all accrued interest is not paid in full at or prior to the Maturity Date, the Holder is entitled to receive interest on such amount at the annual cumulative rate for each period set forth in the chart below until the principal balance and all accrued interest is paid in full:

RATE   PERIOD
----   ------
9%     Maturity Date to first anniversary thereof
10% First anniversary of the Maturity Date to second anniversary thereof 11% Second anniversary of the Maturity Date to third anniversary thereof 12% Third anniversary of the Maturity Date to fourth anniversary thereof 13% Fourth anniversary of the Maturity Date to fifth anniversary thereof

The foregoing shall not in any way impact, limit or impair Holder's rights and remedies in connection with the enforcement of this Note.

     2. MATURITY. The principal amount outstanding, together with all accrued and unpaid interest, shall be due and payable in one payment on the earlier of
(i) December 31, 2006, (ii) the consummation of an offering of the Maker's securities, whether in a private or public

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offering, in which the Maker raises gross proceeds of at least $5,000,000 and
(iii) receipt by the Maker from a strategic partner of a lump sum cash or cash equivalent payment of at least $5,000,000 (the "Maturity Date").

     3. PLACE AND MANNER OF PAYMENT. All payments of principal and interest hereunder shall be made by the Maker to the Holder at its office at 44 Laight Street, Suite 1A, New York, New York 10013 or such other address as the Holder shall designate in writing to the Maker and shall be made, at the Maker's option, either in cash, by certified, or cashier's check made payable to the Holder.

     4. OPTIONAL PREPAYMENT. Subject to the limitations of Section 12, the Maker may prepay the principal amount outstanding hereunder, together with all accrued and unpaid interest, in whole, at any time without premium or penalty. All payments made hereunder, including prepayments, shall first be applied to accrued and unpaid interest, and the balance, if any, towards reduction of the principal amount owed hereunder.

     5. EVENTS OF DEFAULT. For purposes of this Note, an "Event of Default" means (i) the failure by the Maker to pay all or any part of the principal or interest hereunder on or before the Maturity Date; (ii) the adjudication of the Maker as insolvent; (iii) the making by the Maker of an assignment for the benefit of creditors; (iv) the Maker admits its inability to pay its debts as they become due or dissolves; (v) if an involuntary case or other proceeding shall be commenced against the Maker seeking liquidation, reorganization, or other relief with respect to it or its debts under any bankruptcy law now or seeking the appointment of a trustee, receiver, liquidator, custodian, or similar official of it or any part of its property, and such involuntary case or other proceeding remains undismissed and unstayed for a period of forty-five
(45) days; (vi) the Maker shall file a petition in bankruptcy under the Bankruptcy Code, as now or hereafter in effect; or (vii) the Maker defaults in the payment when due of any indebtedness incurred, assumed or guaranteed by Maker, beyond the grace or cure period, if any, provided in the instrument or agreement under which such indebtedness was created; or the Maker defaults in the performance of any material obligation, which default cannot be cured or, if curable, has not been cured within the applicable grace or cure period, if any, under any agreement or instrument for borrowed money relating to indebtedness of the Maker, other than this Note, which, assuming that any required notice had been given or lapse of time had occurred, would give the holder thereof or any other person or entity the right to declare the entire amount of such obligation due and payable; or at any time while Ajax or another Affiliate (as defined below) of Steven M. Gluckstern is the Holder, the Maker defaults in the performance of any material obligation under any agreement between the Holder or Mr. Gluckstern, on the one hand, and the Maker, on the other hand, which default cannot be cured or, if curable, has not been cured within the applicable grace or cure period, if any, under the agreement or instrument under which such obligation was created. Upon the occurrence of any Event of Default, the entire principal sum outstanding, together with all accrued and unpaid interest and any and all other obligations owing under this Note shall immediately become due and payable. For purposes hereof, the term "Affiliate" with respect to any Person (defined below), means any other Person who directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such Person. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise, and the terms "controlled" and "controlling" have meanings correlative thereto. The term "Person" means individual, partnership, corporation, limited liability company, joint stock company, unincorporated organization or association, trust or joint venture, or governmental authority.

     6. FEES AND EXPENSES. Upon the occurrence of an Event of Default, the Maker shall pay all reasonable costs that the Holder incurs in enforcing this Note, including without limitation reasonable attorneys fees and expenses.

     7. WAIVER OF PRESENTMENT. To the extent not prohibited by applicable law or regulation, the Maker hereby waives (i) presentment, demand for payment, diligence, notice of dishonor and all other notices or demands in connection with the delivery, acceptance, performance, default or indorsement of this Note, and (ii) all rights of set-off, defenses, deduction or counterclaim with respect to any amounts owing hereunder. No delay or omission on the part of either party in exercising its rights hereunder shall operate as a waiver of such right or any other right. A waiver on one occasion shall not be construed as a bar to, or waiver of, that right or any other right or remedy on a future occasion.

     8. AMENDMENTS AND ASSIGNEMENT. This Note can be amended only by an instrument signed by the Holder and the Maker. This Note is a negotiable instrument and may


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be assigned freely by the HOLDER without the consent of the Maker; provided, however, that the Holder shall give written notice of the assignment of this Note at least 10 business days prior to the next payment date.

     9. GOVERNING LAW; CONSENT TO JURISDICTION. This Note, and all matters arising directly or indirectly herefrom (collectively "Note Matters"), shall be governed by and construed in accordance with the internal laws of the State of New Jersey applicable to agreements made and to be performed entirely in such state, without giving effect to the conflict of law principles thereof. The Maker and, by accepting this Note, the Holder hereby (a) irrevocably consent and submit to the sole exclusive jurisdiction of the United States District Court of New Jersey or the Superior Court of the State of New Jersey (and of the appropriate appellate courts therefrom) in connection with any suit, action or other proceeding directly or indirectly arising out of or relating to any Note Matter, (b) irrevocably waive, to the fullest extent permitted by law, any objection that either may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum and (c) agrees that service of any summons, complaint, notice or other process relating to such suit, action or other proceeding may be effected in the manner provided by Section 10.

     10. NOTICES. Any notice, request or other communication required or permitted hereunder shall be in writing and shall be deemed to have been duly given if personally delivered or mailed by registered or certified mail, postage prepaid, or delivered by facsimile transmission, to the Company at the address or facsimile number set forth herein or to the Holder at its address or facsimile number set forth in the records of the Company. Any party hereto may by notice so given change its address for future notice hereunder. Notice shall conclusively be deemed to have been given when personally delivered or when deposited in the mail in the manner set forth above and shall be deemed to have been received when delivered or, if notice is given by facsimile transmission, when delivered with confirmation of receipt.

     11. JURY WAIVER. THE HOLDER AND THE MAKER EACH WAIVES ANY RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION ARISING OUT OF THIS NOTE OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN.

     12. SUBORDINATION. THE INDEBTEDNESS EVIDENCED BY THIS NOTE IS SUBORDINATED AND JUNIOR IN RIGHT OF PAYMENT TO THE PRIOR PAYMENT IN FULL OF ALL INDEBTEDNESS AND OBLIGATIONS UNDER (I) THE JOINT UNSECURED CONVERTIBLE PROMISSORY NOTES ISSUED IN AN AGGREGATE PRINCIPAL AMOUNT OF $6,087,500 BY ADM TRONICS UNLIMITED, INC. AND THE MAKER IN A PRIVATE PLACEMENT THAT WAS COMPLETED DURING THE PERIOD FROM AUGUST 2004 THROUGH FEBRUARY 2005 AND (II) THE UNSECURED CONVERTIBLE PROMISSORY NOTES ISSUED IN THE AGGREGATE PRINCIPAL AMOUNT OF $2,000,000 BY THE MAKER IN A PRIVATE PLACEMENT THAT WAS COMPLETED DURING THE PERIOD FROM NOVEMBER 2005 THROUGH MARCH 2006 (COLLECTIVELY, THE "SENIOR OBLIGATIONS"). NO AMOUNT SHALL BE PAID OR PREPAID BY THE MAKER, WHETHER IN CASH OR PROPERTY, IN RESPECT OF THE PRINCIPAL OR INTEREST OF THIS NOTE AT THE TIME OUTSTANDING, UNLESS AND UNTIL THE FULL AMOUNT OF ALL SENIOR OBLIGATIONS THEN OUTSTANDING SHALL BE PAID IN FULL. THIS NOTE MAY NOT BE ENFORCED BY THE HOLDER OR ANY SUBSEQUENT HOLDER WHILE THE SENIOR


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OBLIGATIONS ARE OUTSTANDING, NOR SHALL THE HOLDER OR ANY SUBSEQUENT HOLDER
HEREOF BE ENTITLED TO USE THIS NOTE, AND THE INDEBTEDNESS EVIDENCED HEREBY, BY WAY OF COUNTERCLAIM, SETOFF, RECOUPMENT OR OTHERWISE SO AS TO DIMINISH, DISCHARGE OR OTHERWISE SATISFY IN WHOLE OR IN PART ANY INDEBTEDNESS OR LIABILITY OF THE HOLDER OR OTHER HOLDER HEREOF TO THE MAKER, WHETHER NOW EXISTING OR HEREAFTER ARISING AND HOWSOEVER EVIDENCED.

          IN THE EVENT OF (I) ANY DISTRIBUTION, DIVIDEND, OR APPLICATION, PARTIAL OR COMPLETE, VOLUNTARY OR INVOLUNTARY, BY OPERATION OR LAW OR OTHERWISE, OF ALL OR ANY PART OF THE ASSETS OF THE MAKER OR OF THE PROCEEDS THEREOF TO THE CREDITORS OF THE MAKER OR UPON ANY INDEBTEDNESS OR OBLIGATIONS OF THE MAKER, OCCURRING BY REASON OF THE LIQUIDATION, DISSOLUTION, OR OTHER WINDING UP OF THE MAKER, OR BY REASON OF ANY EXECUTION SALE, OR BANKRUPTCY, RECEIVERSHIP, REORGANIZATION, ARRANGEMENT, INSOLVENCY, LIQUIDATION OR FORECLOSURE PROCEEDING OF OR FOR THE MAKER OR INVOLVING ITS PROPERTY, NO SUCH DIVIDEND, DISTRIBUTION OR APPLICATION SHALL BE MADE, AND THE HOLDER OR OTHER HOLDER HEREOF SHALL NOT BE ENTITLED TO RECEIVE OR RETAIN ANY SUCH DIVIDEND, DISTRIBUTION OR APPLICATION, ON OR IN RESPECT OF PRINCIPAL OF OR INTEREST ON THIS NOTE OR THE INDEBTEDNESS EVIDENCED HEREBY, UNLESS AND UNTIL ALL PRINCIPAL OF AND INTEREST ON SENIOR OBLIGATIONS THEN OUTSTANDING SHALL HAVE BEEN PAID AND SATISFIED IN FULL, AND IN ANY SUCH EVENT ANY SUCH DIVIDEND, DISTRIBUTION OR APPLICATION OTHERWISE PAYABLE IN RESPECT OF THIS NOTE OR THE INDEBTEDNESS EVIDENCED HEREBY SHALL BE PAID AND APPLIED ON SENIOR OBLIGATIONS UNTIL SUCH SENIOR OBLIGATIONS HAVE BEEN FULLY PAID AND SATISFIED.

          NEITHER THE MAKER NOR THE HOLDERS OF THE SENIOR OBLIGATIONS NEED, AT ANY TIME, GIVE THE HOLDER OR OTHER HOLDER HEREOF NOTICE OF ANY KIND OF THE CREATION OR EXISTENCE OF ANY SENIOR OBLIGATIONS, NOR OF THE AMOUNT OR TERMS THEREOF, ALL SUCH NOTICE BEING HEREBY EXPRESSLY WAIVED. ALSO, THE HOLDERS OF SENIOR OBLIGATIONS MAY, AT ANY TIME FROM TIME TO TIME, WITHOUT CONSENT OF OR NOTICE TO THE HOLDER OR OTHER HOLDER HEREOF, WITHOUT INCURRING RESPONSIBILITY TO THE PAYEE OR HOLDER HEREOF (I) RENEW, REFUND OR EXTEND THE MATURITY OF ANY SENIOR OBLIGATIONS, OR ANY PART THEREOF, OR OTHERWISE REVISE, AMEND OR ALTER THE TERMS AND CONDITIONS THEREOF, (II) SELL, EXCHANGE, RELEASE OR OTHERWISE DEAL WITH ANY PROPERTY BY WHOMSOEVER AT ANY TIME PLEDGED, MORTGAGED OR OTHERWISE HYPOTHECATED OR SUBJECTED TO A LIEN TO SECURE ANY SENIOR OBLIGATIONS AND (III) EXERCISE OR REFRAIN FROM EXERCISING ANY RIGHTS AGAINST THE MAKER.

                  [Remainder of Page Intentionally Left Blank]


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     IN WITNESS WHEREOF, the Maker has caused this Note to be executed and delivered by its duly authorized officer as of the day and year and at the place set forth above.

                                        IVIVI TECHNOLOGIES, INC.

ATTEST:


--------------------------------        By: /s/ David Saloff
Print Name:                                 ------------------------------------
                                            Print Name: David Saloff
                                            Print Title: President

STATE OF NEW JERSEY   }

COUNTY OF BERGEN      } SS.:

     On the 16th day of June, 2006 before me personally came , to me known, who, being by me duly sworn, did depose and say that he has offices at Northvale, NJ, that he is the President of Ivivi Technologies, Inc., the corporation described in and which executed the foregoing instrument, and that he signed his name thereto by order of the board of directors of said corporation.

                                        /s/ Jenny DiMino
                                        -----------------------------
                                        Notary Public


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